UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2018

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632
(201) 567-5648

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

Asta Funding, Inc. (the “Company”) has set November 30, 2018 as the date for the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The Company expects that it will mail proxy materials relating to the 2018 Annual Meeting beginning on November 1, 2018, to holders of record at the close of business on October 11, 2018 (the record date for the 2018 Annual Meeting).

The date of the 2018 Annual Meeting is changing by more than 30 days from the anniversary date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), and therefore the Company is providing this information in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company had originally disclosed in its proxy statement for the 2017 Annual Meeting that any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must have been received at the Company’s executive offices no later than October 15, 2017. Due to the delay in the date of the 2018 Annual Meeting, the Company is extending this deadline to October 24, 2018, which the Company believes is a reasonable time before it expects to begin to print and send proxy materials for the 2018 Annual Meeting. Therefore, any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at or before the close of business on October 24, 2018.

Pursuant to the Company’s Amended and Restated By-laws, a stockholder who wishes to make a proposal at the 2018 Annual Meeting without including the proposal in the Company’s proxy materials for the 2018 Annual Meeting must notify the Company no later than the close of business on October 27, 2018, which is the 10th day following the day on which notice of the date of the 2018 Annual Meeting was publicly disclosed. The Company’s Amended and Restated By-laws specify certain requirements regarding the form and content of such a notice.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2018

Asta Funding, Inc.

By:	/s/ Bruce R. Foster
Name:	Bruce R. Foster
Title:	Chief Financial Officer

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